                                                                  EXHIBIT 10.1



                              GRAND CASINOS, INC.



                $115,000,000  9% SERIES A SENIOR NOTES DUE 2004


               PAYMENT OF PRINCIPAL AND INTEREST UNCONDITIONALLY
                                 GUARANTEED BY

                          GRAND CASINOS RESORTS, INC.
                 GRAND CASINOS OF MISSISSIPPI, INC. - GULFPORT
                  GRAND CASINOS OF MISSISSIPPI, INC. - BILOXI
                       GRAND CASINOS BILOXI THEATER, INC.
                         MILLE LACS GAMING CORPORATION
               GRAND CASINOS OF LOUISIANA, INC. - TUNICA--BILOXI
                  GRAND CASINOS OF LOUISIANA, INC. - COUSHATTA
                        GCA ACQUISITION SUBSIDIARY, INC.
                              BL DEVELOPMENT CORP.
                               BL RESORTS I, INC.
                              GCG RESORTS I, INC.
                          GRAND CASINOS NEVADA I, INC.
                               BL RESORTS I, LLC
                               GCG RESORTS I, LLC



                               Purchase Agreement

                                October 9, 1997



                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION

                                  $115,000,000


                       9% Series A Senior Notes due 2004

                             of Grand Casinos, Inc.

                               PURCHASE AGREEMENT



                                                                 October 9, 1997


DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
277 Park Avenue
New York, New York 10005

Dear Sirs:

                 Grand Casinos, Inc., a Minnesota corporation (the "Company"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation (the "Initial Purchaser") an aggregate of $115,000,000 in principal amount of its 9% Series A Senior Notes due 2004 (the "Series A Notes"), subject to the terms and conditions set forth herein. The Series A Notes are to be issued pursuant to the provisions of an indenture (the "Indenture"), to be dated as of the Closing Date (as defined below), among the Company, the Guarantors (as defined below) and Firstar Bank of Minnesota, N.A., as trustee (the "Trustee"). The Series A Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Notes." The Notes will be unconditionally guaranteed, jointly and severally (each a "Note Guarantee" and together, the "Note Guarantees") by each of the entities listed on Schedule A, hereto (each, a "Guarantor" and collectively the "Guarantors") subject to receipt of required gaming regulatory approvals for the Series B Notes. "Gaming Authority" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States or foreign government, any state, province or any city or other political subdivision, whether now or hereafter existing, or any officer or official thereof, including without limitation, the Mississippi Gaming Commission, the National Indian Gaming Commission and any other agency with authority to regulate any gaming operation (or proposed gaming operation) owned, managed or operated by the Company or any of it Subsidiaries. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

                 1. OFFERING MEMORANDUM. The Series A Notes will be offered and sold to the Initial Purchaser pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company and the Guarantors have prepared a preliminary offering memorandum, dated October 8, 1997 (the "Preliminary Offering Memorandum") and a final offering memorandum, dated October 9, 1997 (the "Offering Memorandum"), relating to the Series A Notes and the Note Guarantees.

                 Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

                 "THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR



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

         OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN CLAUSE 2 OF THE NEXT SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT)(A "QIB"), (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI")) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

                 2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, an aggregate principal amount of $115,000,000 of Series A Notes at a purchase price equal to 97.25% of the principal amount thereof (the "Purchase Price").

                 3. TERMS OF OFFERING. The Initial Purchaser has advised the Company that the Initial Purchaser will make offers (the "Exempt Resales") of the Series A Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons whom the Initial Purchaser reasonably believes to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") (such persons being referred to herein as the "Eligible Purchasers"). The Initial Purchaser will offer the Series A Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

                 Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date (as defined), in substantially the form of Exhibit A hereto, for so long as such Series A




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

Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 9% Series B Senior Notes due 2004 (the "Series B Notes"), to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the "Exchange Offer") and the Note Guarantees thereof and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Series A Notes and to use their respective best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. This Agreement, the Indenture, the Notes, the Note Guarantees and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."

                 4.       DELIVERY AND PAYMENT.

                          (a)  Delivery of, and payment of the Purchase Price
for, the Series A Notes shall be made at the offices of Latham & Watkins at 885 Third Avenue, New York, New York 10022, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on October 16, 1997 or at such other time as shall be agreed upon by the Initial Purchaser and the Company. The time and date of such delivery and the payment are herein called the "Closing Date."

                          (b)  One or more of the Series A Notes in definitive
global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Series A Notes (collectively, the "Global Note"), shall be delivered by the Company to the Initial Purchaser (or as the Initial Purchaser directs) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchaser of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Note shall be made available to the Initial Purchaser for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

                 5. AGREEMENTS OF THE COMPANY AND THE GUARANTORS. Each of the Company and the Guarantors hereby agrees with the Initial Purchaser as follows:

                          (a)     To advise the Initial Purchaser promptly and,
if requested by the Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction designated by the Initial Purchaser pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any material additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                          (b)     To furnish the Initial Purchaser and those
persons identified by the Initial Purchaser to the Company as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request. Subject to the Initial Purchaser's compliance with its representations and warranties and agreements set forth in Section 7 hereof, the Company consents to the use of the Preliminary Offering

Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchaser in connection with Exempt Resales.

                          (c)     During such period as in the opinion of
counsel for the Initial Purchaser an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchaser and in connection with market-making activities of the Initial Purchaser for so long as any Series A Notes are outstanding, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchaser shall not previously have been advised or to which the Initial Purchaser shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchaser's reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

                          (d)     If, during the period referred to in Section
5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchaser, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchaser, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchaser and such other persons as the Initial Purchaser may designate such number of copies thereof as the Initial Purchaser may reasonably request.

                          (e)     Prior to the sale of all Series A Notes
pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchaser and counsel to the Initial Purchaser in connection with the registration or qualification of the Series A Notes for offer and sale to the Initial Purchaser and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may reasonably request and to continue such qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither the Company nor any Guarantor shall be required in connection therewith to register or qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

                          (f)     So long as the Notes are outstanding, (i) to
mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Notes a financial report of the Company and its Subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company's independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

                          (g)     So long as the Notes are outstanding, to
furnish to the Initial Purchaser as soon as available copies of all reports or other communications furnished by the Company or any of the Guarantors to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company or any of the Guarantors is listed and such other publicly available information concerning the Company and/or its subsidiaries as the Initial Purchaser may reasonably request.

                          (h)     So long as any of the Series A Notes remain
outstanding and during any period in which the Company and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such holder, the information ("Rule 144A Information") required by Rule 144A(d)(4) under the Act.

                          (i)     Whether or not the transactions contemplated
in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and the Guarantors and accountants of the Company and the Guarantors in connection with the sale and delivery of the Series A Notes to the Initial Purchaser and pursuant to Exempt Resales, and all other fees or expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements) specified in Section 5(b) and 5(c) prior to or during the period specified in Section 5(c), including the mailing and delivering of copies thereof to the Initial Purchaser and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Series A Notes to the Initial Purchaser and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Notes, (iv) all expenses in connection with the registration or qualification of the Series A Notes and the Note Guarantees for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchaser in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Series A Notes and the Note Guarantees, (vi) all expenses and listing fees in connection with the application for quotation of the Series A Notes in The Portal Market of the National Association of Securities Dealers, Inc. ("NASD"),
(vii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture, the Notes and the Note Guarantees, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including
DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and (xi) and all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section.

                          (j)     To use its best efforts to effect the
inclusion of the Series A Notes in The Portal Market and to maintain the listing of the Series A Notes on The Portal Market for so long as the Series A Notes are outstanding.

                          (k)     To use its best efforts to obtain the
approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

                          (l)     During the period beginning on the date
hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or any Guarantor substantially similar to the Notes and the Note Guarantees (other than (i) the Notes and the Note Guarantees and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchaser.

                          (m)     Not to sell, offer for sale or solicit offers
to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes to the Initial Purchaser or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Series A Notes under the Act.

                          (n)     Not to voluntarily claim, and to actively
resist any attempts to claim, the




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

benefit of any usury laws against the holders of any Notes.

                          (o)     Subject to compliance with applicable gaming
laws, to cause the Exchange Offer to be made in the appropriate form to permit Series B Notes and guarantees thereof by the Guarantors registered pursuant to the Act to be offered in exchange for the Series A Notes and the Note Guarantees and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

                          (p)     To comply with all of its agreements set
forth in the Registration Rights Agreement.

                          (q)     To use its best efforts to do and perform all
things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes and the Note Guarantees.

                 6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE GUARANTORS. As of the date hereof, each of the Company and the Guarantors represents and warrants to, and agrees with, the Initial Purchaser that:

                          (a)     The Preliminary Offering Memorandum and the
Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

                          (b)     The Company and each of its significant
subsidiaries (as defined in Rule 1-02 of Regulation S-X promulgated under the Act) (the "Significant Subsidiaries") is a duly incorporated and validly existing corporation in good standing under the laws of its jurisdiction of incorporation, has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is currently being conducted and described in the Offering Memorandum, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect, singly or in the aggregate, on the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and the Subsidiaries (a "Material Adverse Effect").

                          (c)     All the outstanding shares of capital stock
of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; the capitalization of the Company is as set forth in the Offering Memorandum under the caption "Capitalization."

                          (d)     Each of the Company and the Guarantors has
all requisite corporate power and authority to execute and deliver this Agreement, the Notes, the Note Guarantees, the Indenture and the Registration Rights Agreement, as applicable, and to perform its obligations under this Agreement, the Indenture and the Registration Rights Agreement, as applicable, and to authorize, issue, sell and deliver the Notes and the Note Guarantees as contemplated by this Agreement, as applicable.

                          (e)     This Agreement has been duly authorized and
validly executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms (assuming the due execution and delivery hereof by the other parties hereto), subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, (ii) general principles of equity (regardless of whether enforcement is sought at law or in equity), and (iii) the receipt of all requisite approvals under applicable gaming laws with respect to the issuance of the Series B Notes and restrictions on transfer of, and agreements not to encumber, the equity securities of the Company's Mississippi Gaming Licensees and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations underlying such laws.

                          (f)     The Indenture has been duly authorized by
each of the Company and the Guarantors and, on the Closing Date, subject to the terms and conditions of this Agreement (and assuming the due authorization, execution and delivery thereof by the Trustee), will have been duly executed and delivered by each of the Company and the Guarantors and will conform in all material respects to the description thereof in the Offering Memorandum. When the Indenture has been duly executed and delivered, the Indenture will be a valid and legally binding agreement of each of the Company and the Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, (ii) general principles of equity (regardless of whether enforcement is sought at law or in equity) and (iii) the receipt of all requisite approvals under applicable gaming laws with respect to the issuance of the Series B Notes and restrictions on transfer of, and agreements not to encumber, the equity securities of the Company's Mississippi Gaming Licensees. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or"Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                          (g)     The Series A Notes have been duly authorized
and, on the Closing Date, will have been validly executed and delivered by the Company. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Series A Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

                          (h)     On the Closing Date, the Series B Notes will
have been duly authorized by the Company. Subject to receipt of requisite approvals under applicable gaming laws, when the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                          (i)     The Note Guarantee to be endorsed on the
Series A Notes by each Guarantor has been duly authorized by such Guarantor and, on the Closing Date, will have been duly executed and delivered by each such Guarantor. When the Series A Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Note Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Note Guarantees to be endorsed on the Series A Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

         (j)     The Note Guarantee to be endorsed on the Series B Notes by each

Guarantor has been duly authorized by such Guarantor and, when issued, will have been duly executed and delivered by each such Guarantor. Subject to receipt of requisite approvals under applicable gaming laws, when the Series B Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Note Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. When the Series B Notes are issued, authenticated and delivered, the Note Guarantees to be endorsed on the Series B Notes will conform as to legal matters to the description thereof in the Offering Memorandum.

                          (k)     The Registration Rights Agreement has been
duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been duly executed and delivered by the Company and each of the Guarantors. Subject to receipt of requisite approvals under applicable gaming laws with respect to the issuance of the Series B Notes, when the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the description thereof in the Offering Memorandum.

                          (l)     The entities listed on Schedule B hereto (the
"Subsidiaries") are the only subsidiaries, direct or indirect, of the Company. All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary have been duly and validly authorized and issued. Except as provided in the Offering Memorandum and except for R&W Investments of Lake Charles, Inc. which is 40% owned by the Company, all of the shares of capital stock of, or other ownership interests in, each Subsidiary are owned directly or through Subsidiaries, by the Company. The authorized, issued and outstanding capital stock of the Company as of June 29, 1997 is as set forth in the Offering Memorandum under the caption "Capitalization" and all shares of capital stock of the Subsidiaries are fully paid and nonassessable, and are owned free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance (each, a "Lien"), other than any Lien securing the obligations under (i) the Company's 10 1/8% First Mortgage Notes due 2003 (the "Existing 10 1/8% Notes"), (ii) new capital leases reflected in the Company's consolidated financial statements at and for the year ended December 29, 1996 and the period ended June 29, 1997, (iii) the Biloxi Theater Subsidiary's existing credit facility (the "Biloxi Theater Loan"), (iv) the existing mortgage on the Gulfport property located north of the highway or (v) indebtedness reflected in the Company's consolidated financial statements at and for the year ended December 29, 1996 and the period ended June 29, 1997. Except as described in this clause (l), there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any Subsidiary.

                          (m)     None of the Company nor any of the
Subsidiaries is in violation of its respective charter or bylaws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company, or any of the Subsidiaries is a party or by which any of them is bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject, which violation or default would have a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument, which default would have a Material Adverse Effect.

                          (n)     The execution and delivery of the Operative
Documents, the issuance and sale of the Notes and the Note Guarantees, the performance of this Agreement, the Indenture and the Registration Rights Agreement, compliance by the Company and the Guarantors with the provisions hereof and thereof and of the Notes and the Note Guarantees, the consummation of the transactions contemplated hereby and thereby, in each case, as applicable, will not (i) conflict with or result in a breach or violation of any of the respective charters or bylaws of the Company or any of the Subsidiaries or any material franchise or license of the Company or any Subsidiary or any of the terms or provisions of, or (ii) constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them is bound, or to which any properties of the Company or any of the Subsidiaries is or may be subject, or (iii) contravene any order of any court or governmental agency (including, without limitation, any Gaming Authority) or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties, or (iv) subject to receipt of requisite approvals under applicable gaming laws with respect to the issuance of the Series B Notes and with respect to any restriction on the transfer of, or agreements not to transfer, the equity securities of a Mississippi Licensee, violate or conflict with any statute, rule or regulation or administrative or court decree applicable to the Company or any of the Subsidiaries, or any of their respective properties, in the case of clauses
(i), (ii), (iii) and (iv) which conflict, breach, violation, default or contravention, singly or in the aggregate with each other conflict, breach, violation, default or contravention, would have a Material Adverse Effect or would materially and adversely affect the consummation of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement or the transactions contemplated hereby or thereby.

                          (o)     Except as described in the Offering
Memorandum, there is no action, suit or proceeding before or by any court or governmental agency (including, without limitation, any Gaming Authority) or body, domestic or foreign, pending against or affecting the Company or any of the Subsidiaries, or any of their respective properties, that is required to be disclosed in the Offering Memorandum, or that might result in a Material Adverse Effect or that might materially and adversely affect the consummation of the transactions contemplated by this Agreement, and to the best knowledge of the Company, no such proceedings are contemplated or threatened.

                          (p)     To the best knowledge of the Company, other
than the requisite approvals required under applicable gaming laws with respect to the issuance of the Note Guarantees with respect to the Series B Notes and restrictions on transfer of the equity securities of the Subsidiaries, no action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency (including, without limitation, any Gaming Authority) or body that prevents the issuance of the Notes or the Note Guarantees, prevents or suspends the use of any preliminary offering memorandum or suspends the sale of the Notes or the Note Guarantees in any jurisdiction referred to in Section 5(e) hereof; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Company or any of the Subsidiaries that would prevent or suspend the issuance or sale of the Notes or the Note Guarantees or the use of any preliminary offering memorandum in any jurisdiction referred to in Section 5(e) hereof; no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency (including, without limitation, any Gaming Authority) or official, domestic or foreign, that, if adversely determined, would materially interfere with or adversely affect the issuance of the Notes or the Note Guarantees or in any manner draw into question the validity of the Operative Documents; and every request of the Commission or any securities authority or agency of any jurisdiction for additional information (to be included in the Offering Memorandum or otherwise) has been complied with or waived by the Commission or such securities authority or agency, as applicable.

                          (q)     In the ordinary course of its business, the
Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities. Except as described in the Offering Memorandum and, to the best knowledge of the Company, the Company and the Subsidiaries are in compliance with all applicable existing federal, state, local and foreign laws and regulations relating to protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material ("Environmental Laws"), except where the failure to comply with Environmental Laws would not have a Material Adverse Effect. The term "Hazardous Material" means (a) any "hazardous substance" as defined by the Comprehensive

Environmental Response, Compensation and Liability Act of 1980, as amended, (b) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (c) any petroleum or petroleum product, (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law. There is no alleged liability, or to the best knowledge and information of the Company and the Guarantors, potential liability (including, without limitation, alleged or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) of the Company or the Subsidiaries arising out of, based on or resulting from, (i) the presence or release into the environment of any Hazardous Material at any location at which the Company or the Subsidiaries has previously conducted or is currently conducting any business (whether or not now owned by the Company or the Subsidiaries) or has previously owned or currently owns any property or
(ii) any violation or alleged violation of any Environmental Law, in either case (x) which alleged or potential liability is required to be disclosed in the Offering Memorandum, other than as disclosed therein, or (y) which alleged or potential liability would have a Material Adverse Effect.

                          (r)     No Gaming Authority has issued any order or
decree or is otherwise impairing, restricting or prohibiting (i) a payment of dividends by the Guarantors to the Company or (ii) the continuation of the business of the Guarantors as is presently being conducted or contemplated.

                          (s)     Neither the Company nor any Subsidiary is
involved in any material labor dispute nor, to the knowledge of the Company, is any material dispute threatened that, if such dispute were to occur, would have a Material Adverse Effect.

                          (t)     To the best knowledge of the Company, neither
the Company nor any of the Subsidiaries has violated any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees or to any applicable wage or hour laws, nor any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the rules and regulations promulgated thereunder, nor has the Company or any of the Subsidiaries engaged in any unfair labor practice, which in each case might result in a Material Adverse Effect. There is (i) no significant unfair labor practice complaint pending against the Company or any of the Subsidiaries or, to the best knowledge of the Company, threatened against any of them before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of the Subsidiaries or, to the best knowledge of the Company, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of the Subsidiaries or, to the best knowledge of the Company, threatened against the Company or any of the Subsidiaries and (iii) no union representation question existing with respect to the employees of the Company or any of the Subsidiaries and no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above) such as could not have a Material Adverse Effect.

                          (u)     Except for such imperfections of title that
would not result in a Material Adverse Effect, the Company and each of the Subsidiaries has good and marketable title in all of their respective properties, free and clear of all Liens (except Liens for taxes not yet due and payable or Liens securing obligations under (i) the Existing 10 1/8% Notes and related guarantees prior to the Closing Date, (ii) new capital leases reflected in the Company's consolidated financial statements at and for the year ended December 29, 1996 and the period ended June 29, 1997, (iii) the Biloxi Theater Loan, (iv) the existing mortgage on the Gulfport property located north of the highway, (v) ground leases with respect to the Polo Plaza project in Las Vegas, Nevada and (vi) indebtedness reflected in the Company's consolidated financial statements at and for the year ended December 29, 1996 and the period ended June 29, 1997.

                          (v)     To the best of the Company's knowledge, the
firms of accountants that have certified or shall certify the applicable financial statements and supporting schedules of the Company, the Subsidiaries and Stratosphere Corporation filed or to be filed with the Commission as part of the Offering Memorandum are independent public accountants, as required by the Act and the Exchange Act. The consolidated historical and pro forma financial statements, together with related schedules and notes, set forth in the Offering Memorandum comply as to form in all material respects with the requirements of the Act. Such historical financial statements fairly present the financial position of the Company, the Subsidiaries and Stratosphere Corporation at the respective dates indicated and the results of operations and cash flows for the respective periods indicated, in accordance with generally accepted accounting principles in the United States ("GAAP") consistently applied throughout such periods. Such pro forma financial statements have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly the historical and proposed transactions contemplated by the Offering Memorandum and this Agreement. The other financial and statistical information and data included in the Offering Memorandum, historical and pro forma, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries.

                          (w)     Subsequent to the respective dates as of
which information with respect to the Company and the Subsidiaries is given in the Offering Memorandum and up to the Closing Date, (i) neither the Company nor any of the Subsidiaries has incurred any liabilities or obligations (except pursuant to this Agreement, the Registration Rights Agreement and the Indenture), direct or contingent, that are material, individually or in the aggregate, to the Company or any Subsidiary, nor entered into any transaction not in the ordinary course of business and there has not been any material adverse change, or any development that may reasonably be expected to involve a material adverse change, singly or in the aggregate, in the properties, business, results of operations, condition (financial or otherwise) or affairs of the Company or any Subsidiary (each, a "Material Adverse Change") and (ii) to the best knowledge of the Company, there has been no change in the gaming laws, regulations or administrative practices of any Gaming Authority that would have a Material Adverse Effect.

                          (x)     All tax returns required to be filed by the
Company or any of the Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest.

                          (y)     Other than the requisite approvals required
under applicable gaming laws with respect to the issuance of the Note Guarantees with respect to the Series B Notes and restrictions on transfer of, and agreements not to encumber, the equity securities of the Subsidiaries, and the filing of offering materials and federal registration statements with the Mississippi Gaming Commission, and informational filings to be made with the Nevada State Gaming Control Board no authorization, approval or consent or order of, or filing with, any court or governmental body or agency (including, without limitation, any Gaming Authority) is necessary in connection with the transactions contemplated by this Agreement, the Indenture, the Registration Rights Agreement or the Offering Memorandum, except such as may be required by state securities or Blue Sky laws or regulations. No consents or waivers from any person under any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument are required to consummate the transactions contemplated by this Agreement, the Indenture, the Registration Rights Agreement or the Offering Memorandum.

                          (z)     The Company and each of the Subsidiaries has
complied with all of the provisions of Florida H.B. 1771, codified as Section
517.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

                          (aa)    (i)      Except as specifically disclosed in
the Offering Memorandum with respect to registrations, findings of suitability and gaming licenses, each of the Company and the Subsidiaries has all certificates, consents, exemptions, orders, permits, licenses, authorizations or other approvals of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals (each, an "Authorization"), necessary or required to own, lease, license and use its properties and assets and to engage in the business currently conducted by it or contemplated, except as such is described in the

Offering Memorandum or to the extent that the failure to obtain or file would not have a Material Adverse Effect, (ii) all such Authorizations are valid and in full force and effect and (iii) the Company and the Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto, except for such failure to comply which in the aggregate would not have a Material Adverse Effect. No event has occurred that allows, or after notice or lapse of time would allow, revocation or termination by the issuer thereof or that results in any other material impairment of the rights of the holder of any such Authorizations. Such Authorizations contain no restrictions that are materially burdensome to the Company or any of the Subsidiaries in light of their respective businesses, and the Company and the Guarantors have no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. None of the Company or the Guarantors nor any of their respective senior managements has any reasonable basis to believe that any Authorization necessary in the future to conduct the business of the Company or any Subsidiary as described in the Offering Memorandum will not be granted upon application, or any Gaming Authority or any other governmental agency is investigating the Company or any Subsidiary or any of their officers, directors, key employees, security holders or affiliated companies, other than in ordinary course administrative review or in review of pending applications or an ordinary course review of the transactions contemplated hereby other than such investigations for minor regulatory violations which are not expected to result in a Material Adverse Effect. All leases to which the Company or any Subsidiary is a party are valid and binding and no default by the Company or any Subsidiary has occurred and is continuing thereunder. The Company and the Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such Subsidiary. The properties of the Company and the Subsidiaries are in sufficient repair for the conduct of their respective businesses as currently conducted or contemplated (ordinary wear and tear excepted) and are suitable for their uses.

                          (bb)    Neither the Company nor any of the
Subsidiaries is (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                          (cc)    No holder of any security of the Company or
any of the Guarantors has or will have waived any right to require the registration of such security by virtue of any transaction contemplated by this Agreement, the Indenture, the Registration Rights Agreement or the Offering Memorandum.

                          (dd)    There are no contracts, agreements or
understandings between the Company or any of the Subsidiaries and any person that would give rise to a valid claim against the Company, the Subsidiaries or the Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes or the Note Guarantees.

                          (ee)    The Company and the Subsidiaries possess all
patents, patent rights, licenses, inventions, copyrights, know- how (including trade secrets and other unpatented and/or unpatented proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") presently employed by any of them in connection with the businesses now operated by them, and none of the Company or any Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing, except in each case to the extent such failure to possess or the extent such receipt would not have a Material Adverse Effect. The use of such Intellectual Property in connection with the business and operations of the Company and the Subsidiaries does not, to the Company's best knowledge, infringe on the rights of any person.

                          (ff)    The Company and each Subsidiary maintains a
system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                          (gg)    The present fair saleable value of the assets
of each of the Company and the Guarantors exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of each such person as they become absolute and matured. The assets of each of the Company and the Guarantors do not constitute unreasonably small capital to carry out their businesses as conducted or as proposed to be conducted. Neither the Company nor the Guarantors intends to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. Upon the issuance of the Notes and the Note Guarantees, the present fair saleable value of the assets of each of the Company and the Guarantors, when considered together, will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of such person as they become absolute and matured. The assets of each of the Company and the Guarantors, upon the issuance of the Notes and the Note Guarantees, as applicable, will not constitute unreasonably small capital to carry out their businesses as now conducted, including the capital needs of each of the Company and the Guarantors, taking into account the projected capital requirements and capital availability of each of the Company and the Guarantors.

                          (hh)    None of the Company, the Guarantors or any
agent thereof acting on the behalf of any of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes or the Note Guarantees to violate Regulation G (12 C.F.R. Part
207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

                          (ii)    Neither the Company nor any of the
Subsidiaries has taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company or the Guarantors to facilitate the sale or resale of the Notes or
(A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Notes or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or the Guarantors.

                          (jj)    The Company and each Subsidiary maintain
insurance covering their properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their businesses. Neither the Company nor any Subsidiary has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

                          (kk)    Each of the Preliminary Offering Memorandum
and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

                          (ll)    When the Series A Notes and the Note
Guarantees are issued and delivered pursuant to this Agreement, neither the Series A Notes nor the Note Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company or the Guarantors that is listed on a national securities exchange registered under
Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

                          (mm)    No form of general solicitation or general
advertising (as defined in Regulation D under the Act) was used by the Company, the Guarantors or any of their respective representatives (other than the Initial Purchaser, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Series A Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                          (nn)    Prior to the effectiveness of any
Registration Statement, the Indenture is not required to be qualified under the TIA.

                          (oo)    No registration under the Act of the Series A
Notes or the Note Guarantees is required for the sale of the Series A Notes and the Note Guarantees to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchaser's representations and warranties and agreements set forth in Section 7 hereof.

                          (pp)    No "nationally recognized statistical rating
organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned as of the date hereof to the Company, any Guarantor or any securities of the Company or any Guarantor or
(ii) has indicated to the Company or any Guarantor that it is considering (a) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or any Guarantor.

                          (qq)    Each certificate signed by any officer of the
Company or any Guarantor and delivered to the Initial Purchaser or counsel for the Initial Purchaser shall be deemed to be a representation and warranty by the Company or such Guarantor to the Initial Purchaser as to the matters covered thereby.

                 The Company acknowledges that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to
Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

                 7. INITIAL PURCHASER'S REPRESENTATIONS AND WARRANTIES. The Initial Purchaser represents and warrants to, and agrees with, the Company and the Guarantors:

                          (a)     Such Initial Purchaser is a QIB, with such
knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

                          (b)     Such Initial Purchaser (A) is not acquiring
the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A.

                          (c)     Such Initial Purchaser agrees that no form of
general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Series A Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                          (d)     Such Initial Purchaser agrees that, in
connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. The Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from, Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs that agree that (x) the Series A Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Series A Notes, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act,
(III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) to an IAI that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Series A Note (the form of which can be obtained from the Trustee) and, if such transfer is in respect of an aggregate principal amount of Series A Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act, (VI) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Series A Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

                          (e)     Such Initial Purchaser agrees that it will
not offer, sell or deliver any of the Series A Notes in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Series A Notes in such jurisdictions. Such Initial Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.

                          The Initial Purchaser acknowledges that the Company
and the Guarantors and, for purposes of the opinions to be delivered to Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and the Initial Purchaser hereby consents to such reliance.

                 8.       Indemnification.

                          (a)     The Company and each Guarantor agree, jointly
and severally, to indemnify and hold harmless the Initial Purchaser, its directors, its officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company or any Guarantor to any holder or prospective purchaser of Series A Notes pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished in writing to the Company by such Initial Purchaser.

                          (b)     The Initial Purchaser agrees to indemnify and
hold harmless the Company and the Guarantors, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Guarantors, to the same extent as the foregoing indemnity from the Company and the Guarantors to the Initial Purchaser but only with reference to information relating to the Initial Purchaser furnished in writing to the Company by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

                          (c)     In case any action shall be commenced
involving any person in respect of which indemnity may be sought pursuant to
Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Initial Purchaser, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or
(ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement
request.   No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                          (d)     To the extent the indemnification provided
for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchaser on the other hand from the offering of the Series A Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes (before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchaser bear to the total price to investors of the Series A Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, on the one hand, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                          The Company and the Guarantors, and the Initial
Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price of the Series A Notes purchased by it were sold to investors in Exempt Resales exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged
omission.   No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                          (e)     The remedies provided for in this Section 8
are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                 9. CONDITIONS OF INITIAL PURCHASER'S OBLIGATIONS. The obligations of the Initial Purchaser to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

                          (a)     All the representations and warranties of the
Company and the Guarantors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                          (b)     On or after the date hereof, (i) there shall
not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any Guarantor or any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall notice have been given of any potential or intended change, in the outlook for any rating of the Company or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

                          (c)     Since the respective dates as of which
information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its Subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its Subsidiaries and (iii) neither the Company nor any of its Subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(d)(i), 9(d)(ii) or 9(d)(iii), in the Initial Purchaser's judgment, is material and adverse and, in the Initial Purchaser's judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum.

                          (d)     The Initial Purchaser shall have received on
the Closing Date a certificate dated the Closing Date, signed by the President and the Chief Financial Officer of the Company, confirming the matters set forth in Sections 9(a), 9(b) and 9(c).

                          (e)     On the Closing Date, the Initial Purchaser
shall have received an opinion

(satisfactory to you and your counsel), dated the Closing Date, of Maslon Edelman Borman & Brand, LLP, counsel for the Company and the Guarantors, to the effect that:

                                  (i)      (A) each of the Company and the
                          Subsidiaries, excluding BL Resorts I, LLC and GCG Resorts I, LLC is a duly incorporated and validly existing corporation, (B) each of BL Resorts I, LLC and GCG Resorts I, LLC is a duly organized and validly existing limited liability company and (C) in the case of each entity referred to in clauses (A) and (B), is in good standing under the laws of its jurisdiction of incorporation, has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is currently being conducted and described in the Offering Memorandum, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                                  (ii)     all the outstanding shares of
                          capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

                                  (iii)    each of the Company and the
                          Guarantors has all requisite corporate power and authority to execute and deliver the Agreement, the Notes, the Note Guarantees, the Indenture and the Registration Rights Agreement, as applicable, and to perform its obligations under this Agreement, the Indenture and the Registration Rights Agreement, as applicable, and to authorize, issue, sell and deliver the Notes and the Note Guarantees as contemplated by this Agreement, as applicable;

                                  (iv)    the Series A Notes have been
                          duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and (ii) to general principles of equity (regardless of whether enforcement is sought ar law or in equity);

                                  (v)      the Note Guarantees to be endorsed
                          on the Series A Notes by each of the Guarantors have been duly authorized and, when the Series A Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Note Guarantees endorsed thereon will be entitled to the benefits of the Indenture and will be valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and (ii) to general principles of equity (regardless of whether enforcement is sought ar law or in equity);

                                  (vi)     the Indenture has been duly
                          authorized, executed and delivered by the Company and each of the Guarantors and is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and (ii) to general principles of equity (regardless of whether enforcement is sought ar law or in equity);

                                  (vii)    this Agreement has been duly
                          authorized, executed and delivered by the Company and each of the Guarantors;

                                  (viii)   The Registration Rights Agreement
                          has been duly authorized, executed and delivered by the Company and each of the Guarantors and is a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and (ii) to general principles of equity (regardless of whether enforcement is sought ar law or in equity);

                                  (ix)     the Series B Notes have been duly
                          authorized;

                                  (x)      the Note Guarantees to be endorsed
                          on the Series B Notes have been duly authorized by each Guarantor;

                                  (xi)     the Notes, the Note Guarantees, the
                          Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Offering Memorandum;

                                  (xii)    to the best knowledge of such
                          counsel, the entities listed on Schedule B hereto are the only Subsidiaries, direct or indirect, of the Company. All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary have been duly and validly authorized and issued. Except for R&W Investments of Lake Charles, Inc., which is 40% owned by the Company, all of the shares of capital stock of, or other ownership interests in, each Subsidiary are owned, directly or through Subsidiaries, by the Company. To the best knowledge of such counsel, all shares of capital stock of the Subsidiaries are fully paid and nonassessable, and are owned free and clear of any Lien, other than any Lien securing the obligations under the Existing 10 1/8% Notes and the Biloxi Theater Loan;

                                  (xiii)   neither the Company nor any of the
                          Subsidiaries is (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended;

                                  (xiv)    the descriptions in the Offering
                          Memorandum of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects; and such counsel does not know of any legal or governmental proceedings required to be disclosed in the Offering Memorandum which are not described as required or of any contracts or documents of a character required to be described in the Offering Memorandum which are not described as required; it being understood that such counsel need express no opinion as to the financial statements, financial notes or schedules or other financial data included therein;

                                  (xv)     to the best knowledge of such
                          counsel, no action has been taken and no statute, rule or regulation (excluding any gaming statutes and regulations) or order has been enacted, adopted or issued by any governmental agency (excluding any Gaming Authority) or body that prevents the issuance of the Notes or the Note Guarantees, prevents or suspends the use of any preliminary offering memorandum or suspends the sale of the Notes or the Note Guarantees in any jurisdiction referred to in
                          Section 5(e) hereof; to the best knowledge of such counsel, no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Company or any of the Guarantors which would prevent or suspend the issuance or sale of the Notes or the Note Guarantees or the use of any preliminary offering memorandum in any jurisdiction referred to in Section 5(e) hereof; to the best knowledge of such counsel, no action, suit or proceeding is pending against or threatened against or affecting the Company or any of the Guarantors before any court or arbitrator or any governmental body, agency (excluding any Gaming Authority) or official, domestic or foreign, which, if adversely determined, would materially interfere with or adversely affect the issuance of the Notes or the Note Guarantees or in any manner draw into question the validity of this Agreement, the Indenture, the Notes, the Note Guarantees or the Registration Rights Agreement; and, to the best knowledge of such counsel, every request of any securities authority or agency of any jurisdiction for additional information (to be included in the Offering Memorandum or otherwise) has been complied with or waived by such securities authority or agency, as applicable;

                                (xvi) to the best knowledge of such counsel, no authorization, approval, consent or order of, or filing with, any court or governmental body or agency (excluding any Gaming Authority or state securities commission) is required for the consummation of the transactions contemplated by this Agreement, the Indenture, the Registration Rights Agreement or the Offering Memorandum; no consents or waivers from any person under any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument are required to consummate the transactions contemplated by this Agreement, the Indenture, the Note Guarantees, the Registration Rights Agreement or the Offering Memorandum, except for those consents which have been obtained;

                                  (xvii)   the execution and delivery of this
                          Agreement, the Indenture and the Registration Rights Agreement, the issuance and the sale of the Notes and the Note Guarantees, the performance of this Agreement, the Indenture and Registration Rights Agreement, compliance by the Company and the Guarantors with the provisions hereof and thereof and of the Notes and the Note Guarantees, and the consummation of the transactions contemplated hereby and thereby, in each case, as applicable, will not
                          (i) conflict with or result in a breach or violation of any of the respective charters or bylaws of the Company or any of the Guarantors or any material franchise or license of the Company or any Subsidiary or any of the terms or provisions of, or (ii) constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed or trust or other agreement or instrument to which the Company or any of the Guarantors is a party or by which it or any of them is bound, or to which any properties of the Company or any of the Guarantors is or may be subject, or
                          (iii) contravene any order or any court or governmental agency (excluding any Gaming Authority) or body having jurisdiction over the Company or any of the Guarantors or any of their properties, or (iv) violate or conflict with any statute, rule or regulation or administrative or court decree applicable to the Company or any of the Guarantors, or any of their respective properties, in the case of clauses (i), (ii), (iii) and (iv) which conflict, breach, violation, default or contravention, singly or in the aggregate with each other conflict, breach, violation, default or contravention, would have a Material Adverse Effect or would materially and adversely affect the consummation of this Agreement, the Indenture or the Registration Rights Agreement or the transactions contemplated hereby or thereby;

                                  (xviii)  except as specifically disclosed in
                          the Offering Memorandum, to the best knowledge of such counsel, each of the Company and the Subsidiaries has such Authorizations as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Offering Memorandum. Each of the Company and the Subsidiaries has fulfilled and performed all of its material obligations with respect to such Authorizations and no event has occurred which allow, or after notice or lapse of time would allow revocation or termination thereof or which results in any other material impairment of the rights of the holder of any such Authorization and such Authorizations contain no restrictions that are materially burdensome to the Company or any of the Subsidiaries;

                                  (xix) the Indenture complies as to form in all material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the Series A Notes to the Initial Purchaser in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA;

                                  (xx) no registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchaser as contemplated by this Agreement or for the Exempt Resales assuming that (i) the Initial Purchaser is a QIB, (ii) the accuracy of, and compliance with, the Initial Purchaser's representations and agreements contained in Section 7 of this Agreement, and (iii) the accuracy of the representations of the Company and the Guarantors set forth in Sections 5(h) and 6(al),
                          (am) and (an) of this Agreement; and

                                  (xxi)    in addition, such counsel has
                          participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the Initial Purchaser and the Initial Purchaser's counsel, representatives of the independent public accounts for the Company and the Guarantors, at which conferences the contents of the Preliminary Offering Memorandum and the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained therein, and have not made any independent check or verification thereof during the course of such participation (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company and the Guarantors), no facts came to such counsel's attention that caused such counsel to believe that either the Preliminary Offering Memorandum or the Offering Memorandum contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Offering Memorandum, as of its date and the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel expresses no belief with respect to the financial statements and notes thereto, schedules, financial forecasts, notes and assumptions thereto and other financial and statistical data included in the Preliminary Offering Memorandum or the Offering Memorandum.

                 The opinion of Maslon Edelman Borman & Brand, LLP, described in Section 9(e) above shall be rendered to the Initial Purchaser at the request of the Company and the Guarantors and shall so state therein.

                 (f) On the Closing Date, the Initial Purchaser shall have received an opinion (satisfactory to the Initial Purchaser and the Initial Purchaser's counsel), dated the Closing Date, of

Watkins Ludlam & Stennis P.A., Mississippi counsel to the Company and the Guarantors, substantially to the effect that:

                                  (i)      except (a) as disclosed in the
                          Offering Memorandum, (b) for consents, approvals, authorizations, orders and filings that have been obtained prior to the date of the opinion or for those required under state securities or Blue Sky laws or regulations (as to which such state securities or Blue Sky laws or regulations such counsel need express no opinion), and (c) for the periodic and other filings and reporting requirements to which any of the Company and its Subsidiaries are subject generally, to the best knowledge of such counsel, no action has been taken and no statute, rule or regulation (including, without limitation, any gaming statutes and regulations) or order has been enacted, adopted or issued by any Mississippi governmental agency (including, without limitation, the Mississippi Gaming Commission) or body which prevents the issuance of the Series A Notes or the Note Guarantees with respect to the Series A Notes, prevents or suspends the use of the Preliminary Offering Memorandum or suspends the sale of the Series A Notes or the Note Guarantees with respect to the Series A Notes; to the best knowledge of such counsel, no injunction, restraining order or order of any nature by a court of competent jurisdiction or the Mississippi Gaming Commission has been issued with respect to the Company or any of the Subsidiaries which would prevent or suspend the issuance or sale of the Series A Notes or the Note Guarantees with respect to the Series A Notes; to the best knowledge of such counsel, no action, suit or proceeding is pending against or threatened against or affecting the Company or any of the Subsidiaries before any Mississippi court or arbitrator or any Mississippi governmental body, agency (including, without limitation, the Mississippi Gaming Commission) or official, that, if adversely determined, would materially interfere with or adversely affect the issuance of the Series A Notes or the Note Guarantees with respect to the Series A Notes or in any manner draw into question the validity of this Agreement, the Indenture, the Notes, the Note Guarantees or the Registration Rights Agreement; provided, however the approval of the Mississippi Gaming Commission is required for, (a) the registration, sale and issuance of the Series B Notes and the Note Guarantees thereof by Grand Casinos of Mississippi, Inc. - Gulfport, Grand Casinos of Mississippi, Inc. - Biloxi and BL Development Corp. (collectively the "Mississippi Licensees") and (b) any restriction on the transfer of, or agreements not to encumber, the equity securities of the Mississippi Licensees, and such approvals have not been obtained;

                                  (ii) subject to the qualifications as set forth in paragraph (i) above, with respect to the Guarantors, no authorization, approval, consent or order of, or filing with any Mississippi court or governmental body or agency (including, without limitation, the Mississippi Gaming Commission) is required for the consummation of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement;

                                  (iii) subject to the qualifications as set forth in paragraph (i) above, to the best of such counsel's knowledge, the execution and delivery of this Agreement, the Indenture and the Registration Rights Agreement, the issuance and sale of the Notes and the Note Guarantees, the performance of this Agreement, the Indenture and the Registration Rights Agreement, compliance by the Company and the Guarantors with provisions hereof and thereof and of the Notes and the Note Guarantees and the consummation of the transactions contemplated hereby and thereby, in each case, as applicable, will not contravene any order of any Mississippi court or governmental agency (including, without limitation, the Mississippi Gaming Commission) or body having jurisdiction over the Guarantors or any of their properties, or violate or conflict with any Mississippi statute, rule or regulation or administrative or court decree applicable to the Guarantors, or any of their properties;

                                  (iv)     except as disclosed in the Offering
                          Memorandum, the Mississippi Gaming Commission has not issued any order or decree or is otherwise impairing, restricting or prohibiting (i) a payment of dividends by the Guarantors to the Company or (ii) the continuation of the business of the Guarantors as is presently being conducted or contemplated;

                                  (v)      the statements in the Offering
                          Memorandum under the headings
                          "Regulation--Mississippi" in the annual report on Form 10-K included therein to the extent such statements constitute a summary of Mississippi legal matters, fairly present the information called for with respect to Mississippi legal matters and are correct accurate in all material respects;

                                  (vi)     if a court were to disregard the
                          choice of law provision of the Notes or the Note Guarantees, the indebtedness represented by the Notes or the Note Guarantees, as the case may be, would not be found to be usurious under any applicable Mississippi law;

                                  (vii)    none of the Initial Purchaser, the
                          Trustee or the holders of the Notes (collectively referred to as "Participants") is required, solely by reason of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement, to be found suitable or to be licensed by the Mississippi Gaming Commission; provided, however, the Mississippi Gaming Commission retains discretion to require any Participant to file an application for a finding of suitability and be found suitable in order to remain a Participant; and

                                  (viii)   none of the Participants is
                          required, solely by reason of the exercise of the remedies provided for in the Indenture, to be found suitable or to be licensed by the Mississippi Gaming Commission except that the Mississippi Gaming Commission retains discretion to require any Participant to file an application for a finding of suitability and be found suitable in order to remain a Participant.

                 The opinion of Watkins Ludlam & Stennis shall be rendered to the Initial Purchaser at the request of the Company and the Guarantors and shall so state therein. Such opinion shall be subject to standard exceptions, qualifications and assumptions, including the retained discretion of the Mississippi Gaming Authorities to require a finding of suitability with respect to any Participant and the authority of the Mississippi Gaming Authorities to require rescission of any loan transaction which is inimical to the public health, safety, morals, good order or general welfare of the people of the State of Mississippi or would reflect or tend to reflect, discredit upon the State of Mississippi or the gaming industry.

                 (g) On the Closing Date, the Initial Purchaser shall have received an opinion, in form and substance satisfactory to the Initial Purchaser and the Initial Purchaser's counsel, dated the Closing Date, of Jacobson, Buffalo, Schoessler & Magnuson, Ltd., Indian counsel to the Company and the Guarantors with respect to Indian law issues in the form of Exhibit B attached hereto.

                 (h) On the Closing Date, the Initial Purchaser shall have received an opinion, in form and substance satisfactory to the Initial Purchaser and the Initial Purchaser's counsel, dated the Closing Date, of Schreck Morris, Nevada counsel to the Company and the Guarantors with respect to Nevada law issues in the form of Exhibit C attached hereto.

                 (i) The Initial Purchaser shall have received an opinion, dated the Closing Date, of Latham & Watkins, counsel to the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser.

                 (j) The Initial Purchaser shall have receive comfort letters on and as of the date hereof as well as on and as of the Closing Date (in the latter case constituting an affirmation of the statements set forth in the former), in form and substance satisfactory to the Initial Purchaser, from each of Arthur Andersen LLP ("Arthur Andersen"), independent public accountants for the Company and KPMG Peat Marwick LLP, independent public accountants for the Company and Stratosphere Corporation, with respect to the financial statements and certain financial information contained in the Offering Memorandum relating to the Company and the Subsidiaries. Such letters shall also include a statement therein that Arthur Andersen has performed the procedures specified by the American Institute of Certified Accountants for a review of the interim financial information included in the Offering Memorandum, as described in SAS No. 71, Interim Financial Information.

                 (k) The Series A Notes shall have been approved by the NASD for trading and duly listed in The Portal Market.

                 (l) Latham & Watkins shall have been furnished with such documents and opinions, in addition to those set forth above, as it may reasonably require for the purpose of enabling it to review or pass upon the matters referred to in this Section 9 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                 (m) Prior to the Closing Date, the Company and the Guarantors shall have furnished to the Initial Purchaser such further information, certificates and documents as the Initial Purchaser may reasonably request.

                 (n) The Company and the Guarantors shall have executed the Registration Rights Agreement, and the Initial Purchaser shall have received an original copy thereof, duly executed by the Company and the Guarantors.

                 (o) At or prior to the Closing Date, each of the Company and the Guarantors, as applicable, shall have (i) duly and validly executed the Indenture and all other agreements described in the Offering Memorandum, to the extent such other agreements are to be entered into on or prior to the Closing Date, and (ii) entered into all other transactions described in the Offering Memorandum, to the extent such transactions are to be entered into on or prior to the Closing Date. At the Closing Date, each agreement and transaction described in clauses (i) and (ii) shall be in full force and effect and there shall not be pending or threatened any legal or governmental proceedings with respect thereto. The Initial Purchaser shall have received true, correct and complete copies of all documents pertaining thereto and evidence satisfactory to the Initial Purchaser of the consummation thereof.

                 (p) Except as specifically disclosed in the Offering Memorandum, the Company, the Guarantors and their respective subsidiaries shall have received all material consents, permits, approvals, and the other authorizations, and made all such material filings and declarations as may be required from any person pursuant to any law, statute, regulation or rule (federal, state, local and foreign), or pursuant to any agreement, order or decree to which any of the Company, the Guarantors or any of their respective subsidiaries is a party or to which it is subject, in connection with the transactions contemplated by this Agreement, the Indenture, the Registration Rights Agreement or the Offering Memorandum.

                 (q) Except as specifically disclosed in the Offering Memorandum with respect to gaming licenses, the Company, the Guarantors and their respective subsidiaries shall have received all required consents, permits, approvals, and other authorizations, and made all such material filings and declarations as may be required from any Gaming Authority pursuant to any gaming laws, statutes, regulations or rules, or pursuant to any agreement, order or decree to which any of the Company, the Guarantors or its subsidiaries is a party or to which it is subject, in connection with the transactions contemplated by this Agreement, the Indenture, the Registration Rights Agreement and the Offering Memorandum.

                 (r) None of the officers or directors of the Company, Grand Casinos Resorts, Inc., a Minnesota corporation, Grand Casinos of Mississippi, Inc. - Gulfport, a Minnesota corporation, Grand Casinos of Mississippi, Inc. - Biloxi, a Minnesota corporation, BL Development Corp., a Minnesota corporation and none of their respective affiliates shall have been found by the Mississippi Gaming Authorities to not be suitable and no event shall have occurred that could reasonably be expected to result in such a finding.

                 (s) The Company shall pay to the Initial Purchaser, in immediately available funds by wire transfer all expenses and reimbursements of the Initial Purchaser in connection with the Offering.

                 (t) Neither the Company nor the Guarantors shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or the Guarantors, as the case may be, at or prior to the Closing Date.

                 10. EFFECTIVENESS OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

                 This Agreement may be terminated at any time prior to the Closing Date by the Initial Purchaser by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchaser's judgment, is material and adverse and, in the Initial Purchaser's judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum,
(ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or any Guarantor on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Initial Purchaser's opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Initial Purchaser's opinion has a material adverse effect on the financial markets in the United States.

                 11. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company or any Guarantor, to Grand Casinos, Inc., 130 Cheshire Lane, Minnetonka, Minnesota 55305, Attention: Chief Financial Officer, with a copy to Maslon Edelman Borman & Brand, LLP, 3300 Norwest Center, Minneapolis, Minnesota 55402, Attention: Russell F. Lederman Esq., and (ii) if to the Initial Purchaser, Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

                 The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Guarantors and the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the officers or directors of the Initial Purchaser, any person controlling the Initial Purchaser, the Company, any Guarantor, the officers or directors of the Company or any Guarantor, or any person controlling the Company or any Guarantor, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

                 If for any reason the Series A Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company and each Guarantor, jointly and severally, agree to reimburse the Initial Purchaser for all out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Company and each Guarantor also agree, jointly and severally, to reimburse the Initial Purchaser and its officers, directors and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under this Section 8).

                 Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial Purchaser, the Initial Purchaser's directors and officers, any controlling persons referred to herein, the directors of the Company and the Guarantors and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from the Initial Purchaser merely because of such purchase.

                 This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                 This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                 Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchaser.



                         Very truly yours,

                         GRAND CASINOS, INC.


                         By: /s/ Timothy J. Cope
                            ---------------------------------------------
                              Name:
                              Title:

                         GRAND CASINOS RESORTS, INC.


                         By: /s/ Timothy J. Cope
                            ---------------------------------------------
                              Name:
                              Title:

                         GRAND CASINOS OF MISSISSIPPI, INC. - GULFPORT



                         By: /s/ Timothy J. Cope
                            ---------------------------------------------
                              Name:
                              Title:

                         GRAND CASINOS OF MISSISSIPPI, INC. - BILOXI


                         By: /s/ Timothy J. Cope
                            ---------------------------------------------
                              Name:
                              Title:

                         GRAND CASINOS BILOXI THEATER, INC.


                         By: /s/ Timothy J. Cope
                            ---------------------------------------------
                              Name:
                              Title:


                         MILLE LACS GAMING CORPORATION


                         By: /s/ Timothy J. Cope
                            ----------------------------------------------
                              Name:
                              Title:



                         GRAND CASINOS OF LOUISIANA, INC. - TUNICA--BILOXI


                         By: /s/ Timothy J. Cope
                            ----------------------------------------------
                              Name:
                              Title:

                         GRAND CASINOS OF LOUISIANA, INC. - COUSHATTA


                         By: /s/ Timothy J. Cope
                            ----------------------------------------------
                              Name:
                              Title:


                         GCA ACQUISITION SUBSIDIARY, INC.


                         By: /s/ Timothy J. Cope
                            ----------------------------------------------
                              Name:
                              Title:


                         BL DEVELOPMENT CORP.


                         By: /s/ Timothy J. Cope
                            ----------------------------------------------
                              Name:
                              Title:


                         BL RESORTS I, INC.


                         By: /s/ Timothy J. Cope
                            ----------------------------------------------
                              Name:
                              Title:


                         GCG RESORTS I, INC.


                         By: /s/ Timothy J. Cope
                            ----------------------------------------------
                              Name:
                              Title:

                         GRAND CASINOS NEVADA I, INC.


                         By: /s/ Timothy J. Cope
                            ----------------------------------------------
                              Name:
                              Title:


                         BL RESORTS I, LLC


                         By: /s/ Timothy J. Cope
                            ----------------------------------------------
                              Name:
                              Title:


                         GCG RESORTS I, LLC


                         By: /s/ Timothy J. Cope
                            ----------------------------------------------
                              Name:
                              Title:



DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION


By:/s/ Tyler Wolfram
   ------------------------
     Name:
     Title:

                                   SCHEDULE A

                                   GUARANTORS

Grand Casinos Resorts, Inc.
Grand Casinos of Mississippi, Inc. - Gulfport
Grand Casinos of Mississippi, Inc. - Biloxi
Grand Casinos Biloxi Theater, Inc.
Mille Lacs Gaming Corporation
Grand Casinos of Louisiana, Inc. - Tunica--Biloxi
Grand Casinos of Louisiana, Inc. - Coushatta
GCA Acquisition Subsidiary, Inc.
BL Development Corp.
BL Resorts I, Inc.
GCG Resorts I, Inc.
Grand Casinos Nevada I, Inc.
BL Resorts I, LLC
GCG Resorts I, LLC

                                   SCHEDULE B

                      SUBSIDIARIES OF GRAND CASINOS, INC.


1.  Grand Casinos Resorts, Inc.
            (i)      Grand Casinos of Mississippi, Inc.--Gulfport
            (ii)     Grand Casinos of Mississippi, Inc.--Biloxi
            (iii)    Grand Casinos & Resorts of Canada, Inc.
            (iv)     Riverside Entertainment Corporation
            (v)      Grand Casinos Biloxi Theater, Inc.
            (vi)     Grand Casinos Mississippi Development, Inc.
2.  Grand Resorts de Mexico, S.A. de C.V.
3.  Grand Casinos Ontario, Inc.
4.  BL Development Corp.
            (i)      BL Utility Corp.
5.  Grand Casinos Nevada I, Inc.
6.  GCA Acquisition Subsidiary, Inc.
                     a.      Riverfront Renaissance Corp.
                     b.      Dells Development Corp.
                     c.      North Mississippi Gaming Company
                     d.      Mississippi Delta Gaming Company
                     e.      Gaming Corporation of America--Bay St. Louis, Inc.
                     f.      Golden Nickel Casinos, Inc.
7.  Mille Lacs Gaming Corporation
8.  Grand Casinos of Louisiana, Inc.--Tunica-Biloxi
9.  Grand Casinos of Louisiana, Inc.--Coushatta
            (i)      Magnum Investments of Lake Charles, Inc.
                             (1) R&W Investments of Lake Charles, Inc.
10. Grand Casinos Pechanga, Inc.
11. Grand Casinos of Washington, Inc.
12. Grand Media & Electronic Distributing, Inc.
13. Grand Media Buying, Inc.
14. BL Resorts I, Inc.
15. GCG Resorts I, Inc.
16. BL Resorts I, LLC
17. GCG Resorts I, LLC

                                   EXHIBIT A

                     FORM OF REGISTRATION RIGHTS AGREEMENT

                                   EXHIBIT B

       FORM OF OPINION OF JACOBSON, BUFFALO, SCHOESSLER & MAGNUSON, LTD.

                                   EXHIBIT C

                       FORM OF OPINION OF SCHRECK MORRIS


































                                     C-1